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                                                                  EXHIBIT 10.5

                            ISDA-REGISTERED TRADMARK-
              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                           DATED AS OF 24 January 2001


                                     BETWEEN
                         NATIONAL AUSTRALIA BANK LIMITED
                              (ABN 12 004 044 937)
                                   ("PARTY A")
                                       AND
                        PERPETUAL TRUSTEE COMPANY LIMITED
(ABN 42 000 001 007) AS TRUSTEE FOR THE HOMESIDE MORTGAGE SECURITIES TRUST
                                     2001-1
                                   ("PARTY B")
                                       AND
                        HOMESIDE GLOBAL MBS MANAGER, INC.
                            ("GLOBAL TRUST MANAGER")
                                       AND
                        DEUTSCHE BANK AG, NEW YORK BRANCH
                              ("SUPPORT PROVIDER")

PART 1.  TERMINATION PROVISIONS

In this Agreement:

(a)  "SPECIFIED ENTITY" in relation to:

     (i)  Party A, is not applicable; and

     (ii) Party B, is not applicable.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

     (i)  Market Quotation will apply;

     (ii) the Second Method will apply.

(e)  "TERMINATION CURRENCY" is Australian dollars.

(f) ADDITIONAL TERMINATION EVENT applies. Each of the following is an Additional Termination Event in relation to which both Party A and Party B are Affected Parties:

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     "An Event of Default occurs in respect of the Trust and the Security
     Trustee has declared the Class A Notes to be immediately due and payable."

     "All of the Class A Notes are redeemed under Condition 7.4 of the Class A Note Conditions."

PART 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

    (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATION. For the purpose of Section 3(f) of this Agreement, Party A [PARTY A EXCLUDED IN THE DEUTSCHE ISDA] and Party B will make the representation:

     It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a "foreign trust" for United States tax purposes.

     [IN DEUTSCHE ISDA ONLY] For the purpose of Section 3(f) of this Agreement, Party A represents that:

     Each payment received or to be received by it under each Transaction will be effectively connected with its conduct of a trade or business in the United States.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

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(a)      TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/ CERTIFICATE                            DATE BY WHICH TO BE DELIVERED
DOCUMENT
Party A and Party B         Any document or certificate reasonably required or    On the earlier of (a) as soon as
                            reasonably requested by Party A or Party B in         reasonably practical following
                            connection with its obligations to make a payment     learning that such document or
                            under this Agreement which would enable that party    certificate is required and (b) as
                            to make the payment free from any deduction or        soon as reasonably practicable
                            withholding for or on account of Tax or as would      following a request by the other
                            reduce the rate at which deduction or withholding     party.
                            for or on account of Tax is applied to that payment
                            (including, without limitation, any United States
                            Form W-8BEN of other relevant United States tax
                            form).

(B)      OTHER DOCUMENTS TO BE DELIVERED ARE:

PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/ CERTIFICATE            DATE BY WHICH TO BE DELIVERED       COVERED BY SECTION
DOCUMENT                                                                                              3(d) REPRESENTATION
Party A and Party B         A list of authorised signatories      On execution of this Agreement      Yes
                            for the party and, if so requested    or any relevant Confirmation
                            by the other party, evidence          and when the list is updated.
                            satisfactory in form and substance
                            to the other party of the authority
                            of the authorised signatories of
                            the party to execute this Agreement
                            and any Confirmation on behalf of
                            the party.

Party A and Party B         A legal opinion as to the validity    At any time prior to the first      Yes
                            and enforceability of that party's    Issue Date.
                            obligations under this Agreement in
                            form and substance (and issued by
                            legal counsel) reasonably
                            acceptable to each other party.

Global Trust Manager (to    A copy (certified by an Authorised    In the case of each Credit          Yes
be delivered to Party A)    Person of the Global Trust Manager    Support Document, within 5
                            to be a true and complete copy) of    Business Days (or such period
                            each Credit Support Document in       as Party A agrees to) of
                            respect of Party B and (without       execution of this Agreement
                            limiting any obligation Party B may   (provided that it must be
                            have                                  received by the first Issue
                                                                  Date) and, in the

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PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/ CERTIFICATE            DATE BY WHICH TO BE DELIVERED       COVERED BY SECTION
DOCUMENT                                                                                              3(d) REPRESENTATION

                            under the terms of that credit        case of an amending document,
                            Support Document to notify Party A    within 5 Business Days (or
                            of amendments) a copy (certified by   such other period as Party A
                            an Authorised Person of the Global    agrees to) of execution of
                            Trust Manager to be a true and        the amending document.
                            complete copy) of any document that
                            amends in any way the terms of any
                            Credit Support Document.

Global Trust Manager (to    A copy, certified by an Authorised    Within 5 Business Days of           Yes
be delivered to Party A)    Person of the Global Trust Manager,   execution of this Agreement,
                            of the Master Trust Deed,             provided that they must be
                            Supplemental Deed, Class A Notes      delivered by the first Issue
                            Conditions, Definitions Schedule      Date.
                            and Note Trust Deed.

PART 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.  For the purpose of Section 12(a) of this
                                 Agreement:

         ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

         ADDRESS:       Level 10, 120 Spencer Street, Melbourne, Victoria, 3000

         ATTENTION:     Alicia Scammell

         TELEX NO:      Not applicable       ANSWERBACK:    Not applicable

         FACSIMILE NO:  (61 3) 8614 0907     TELEPHONE NO:  (61 3) 8614 0224

         ELECTRONIC MESSAGING SYSTEM DETAILS:                 Not applicable

         ADDRESS FOR NOTICES OR COMMUNICATIONS TO SUPPORT PROVIDER:

         ADDRESS:          [#]

         ATTENTION:        [#]

         TELEX NO:         Not applicable         ANSWERBACK:  Not applicable

         FACSIMILE NO:     [#]              TELEPHONE NO:     [#]

         ELECTRONIC MESSAGING SYSTEM DETAILS:                 Not applicable

         ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

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         ADDRESS: Level 3, 39 Hunter Street, Sydney   NSW   2000

         ATTENTION:        Manager, Securitisation

         TELEX NO:         Not applicable         ANSWERBACK:    Not applicable

         FACSIMILE NO:     612 9221 7870          TELEPHONE NO:  612 9229 9000

         ELECTRONIC MESSAGING SYSTEM DETAILS:                 Not applicable

         All notices or communications to Party B to be copied to the Global Trust Manager at the address below

         ADDRESS FOR NOTICES OR COMMUNICATIONS TO GLOBAL TRUST MANAGER:

         ADDRESS: 7301 Baymeadows Way, Jacksonville, Florida, United States of America

         ATTENTION:        Robert Jacobs

         TELEX NO:         Not applicable       ANSWERBACK:     Not Applicable

         FACSIMILE NO:     1 904 281 3062       TELEPHONE NO: 1 904 281 3422

         ELECTRONIC MESSAGING SYSTEM DETAILS:                 Not Applicable

(b)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     (i) Party A appoints as its Process Agent: Nil.[Deutsche Bank AG, Sydney Branch, Level 18, 225 George Street, Sydney NSW 2000 - IN THE DEUTSCHE ISDA].

     (ii) Party B appoints as its Process Agent: Nil.

    (iii) Support Provider appoints as its Process Agent: Deutsche Bank AG, Sydney Branch, Level 18, 225 George Street, Sydney NSW 2000 [Nil - IN THE DEUTSCHE ISDA

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Neither Party A nor Party B is a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     (i)  in relation to Party A: Nil;

     (ii) in relation to Party B: the Master Security Trust Deed and the Deed of Charge.

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means:

     (i)  in relation to Party A, the Support Provider unless:

          (A)  a Substitute Transaction becomes effective in accordance with
               Section 16 of the Other Agreement, in which case, nil; or

          (B) an Equivalent-Other Transaction becomes effective in accordance with Section 16 of the Other Agreement, in which case the New Currency Swap Provider shall be the new Credit Support Provider in relation to Party A; and

     (ii) in relation to Party B: nil.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and each party submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory. Section 13(b)(i) is deleted and replaced by the following:

          "(i) submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory; and".

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

PART 5.  OTHER PROVISIONS

(1)  PAYMENTS: In Section 2:

     (a)  In Section 2(a)(i) add the following sentence:

          "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

     (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

          "Unless specified otherwise in this Agreement, payments under this Agreement by:

          (1)  Party A, will be made by 12 midday (New York time); and

          (2)  Party B, will be made by 4.00pm (Melbourne time),

          on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

     (c) Insert new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

          "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

     (d)  Add the following new sentence to Section 2(b):

          "Each new account so designated shall be in the same tax jurisdiction as the original account."

     (e) Insert a new paragraph (v) in Section 2(a) immediately after Section 2(a)(iv) as follows:

          "(v) Where:

               (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day,

               then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

               (2)  the Party B Payment; or

               (3) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

     (f) PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

          (i) the "Party A Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

          (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

     (g) PARTY A'S PAYMENT INSTRUCTIONS. Party A irrevocably authorises and instructs Party B to make payment of:

          (i) any amount denominated in A$ due from Party B to the account in Melbourne [New York - IN DEUTSHCE ISDA] notified in writing by Party A to Party B from time to time; and

          (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(2)  REPRESENTATIONS: In Section 3:

     (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

          "(including in the case of a party being an authorised deposit-taking institution under the Banking Act 1959 (Cwlth), section 13A(3) of the Banking Act 1959 (Cwlth) and section 86 of the Reserve Bank Act 1959 (Cwlth) or any analogous provision under any other law applicable to a party),"

     (b)  Insert new paragraphs (g) and (h) in Section 3 immediately after
          Section 3(f):

          "(g) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

               (i) NON-RELIANCE. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Global Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Global Trust Manager. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

               (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

               (iii) STATUS OF PARTIES. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than, in the case of Party B, the Global Trust Manager).

          (h)  TRUST. By Party B, in respect of Party B only:

               (i) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence at the date of this Agreement.

               (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

               (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

               (iv) POWER. It has power to enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Trust.

               (v) GOOD TITLE. It is the legal owner of, or has equitable title to (as applicable), the Assets of the Trust and has power to transfer them in the manner provided in the Credit Support Documents in relation to Party B and, subject only to the Credit Support Documents in relation to Party B and any Security Interest permitted under the Credit Support Documents in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3) EVENT OF DEFAULT: In Section 5(a), delete paragraph (i) and replace it with the following:

     "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before

          (1) where the failure is by Party B, 10.00am on the tenth Business Day after notice of such failure is given to Party B;" and

          (2) where the failure is by Party A, 10.00am on the tenth Business Day after notice of such failure is given to Party A;".

(4)  AMENDMENT TO SECTION 6

     Add a new Section 6(aa):

          "(AA) RESTRICTED TERMINATION RIGHTS

          (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee. Party B may only designate an Early Termination Date at the direction of the Global Trust Manager. Subject to its duties under the Master Trust Deed and the Supplemental Deed, Party B may exercise any rights in its capacity as holder of the Assets of the Trust only on the instructions of the Global Trust Manager and only after consultation between Party A, Party B, the Global Trust Manager and the Note Trustee.

          (ii) CONSULTATION REGARDING TIMING: Party A and Party B agree that prior to designating an Early Termination Date they will attempt to consult with the other as to the timing of the Early Termination Date.

          (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:
                Notwithstanding Part 5(22) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee has confirmed that it is satisfied that the Class A Noteholders will be paid in full all principal and interest outstanding on the Class A Notes.

          (iv) ILLEGALITY: The parties agree that imposition by any Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions will not constitute an Illegality for the purposes of Section 5(b)(i) or Section 5(c) and Party A will not be entitled to designate an Early Termination Date.

          (v) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Current Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the Class A Notes.

     (d) TRANSFERS TO AVOID TERMINATION: Section 6(b)(ii) is amended as follows:

          (i) The following sentence is added at the end of the second paragraph:

                "However, if Party A is that other party it must, if so requested by the Global Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Current Rating Agencies have given prior written confirmation to the Global Trust Manager that such a transfer will not result in an Adverse Rating Effect."

          (ii)  The third paragraph is deleted and replaced with the following:

                "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

                (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

                (2) where the other party is Party B, if the Current Rating Agencies have confirmed in writing that such transfer will not result in an Adverse Rating Effect.

     (e) NOTICE OF EVENT OF DEFAULT: For the purposes of Section 6(a) and (b), each of Party A and Party B may only provide a notice specifying an Event of Default with respect to the other as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where either Party A or Party B (or both) is the Affected Party or the Burdened Party.

(6)  REPLACEMENT CURRENCY SWAP AGREEMENT:

     (a) If any Transaction under this Agreement which is a currency swap is terminated prior to the day upon which the Class A Notes are redeemed in full, Party B may, at the direction of the Global Trust Manager, enter into one or more currency swaps which replace that Transaction (collectively a "REPLACEMENT CURRENCY SWAP") provided that:

          (i) the Current Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in an Adverse Rating Effect; and

          (ii) the liability of Party B under the Replacement Currency Swap is limited to the satisfaction of Party B and, in any case, to at least the same extent that its liability is limited under that Transaction.

     (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and the amount calculated to be payable under Section 6(e) ("TOTAL SETTLEMENT AMOUNT") is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(6)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Total Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Total Settlement Amount, the balance may be satisfied by Party B as an Expense of the Trust.

     (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Total Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(6)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

     (d) The rights and obligations of Party A and Party B under this Part 5(6) will survive the termination of this Agreement.

(7)  Insert the following Sections 15 and 16 after Section 14:

     "15 GUARANTEE BY SUPPORT PROVIDER

     (a) In consideration of Party B entering into the Other Agreement (as defined in Section 16(f)) and Transactions under the Other Agreement with the Support Provider on the same material economic terms as Transactions under this Agreement, the Support Provider unconditionally guarantees to Party B the payment by Party A of moneys which are payable by Party A under a Transaction (on terms set out in this Agreement and in the Confirmation for that Transaction) ("PAYABLE MONEYS") to Party B in the event that Party A defaults in the payment of those Payable Moneys.

     (b) If Party B has not been, or Party A reasonably expects that Party B is not going to be, paid all or any part of the presently Payable Moneys by Party A, then Party A or Party B may by notice to the Support Provider demand payment of the Payable Moneys in respect of which demand is being made. The Support Provider agrees to make payments of the relevant Payable Moneys within 3 Business Days of such a demand. The Support Provider's obligations to pay those Payable Moneys which have not been paid by Party A are not conditional on the Support Provider receiving such notice of demand.

     (c) The Support Provider agrees that it will not, until all the present and prospective Payable Moneys have been paid, exercise any rights of subrogation which it may acquire due to its payment of Payable Moneys under Section 15(a).

     (d) All payments by the Support Provider shall be made in the currency in which the Payable Moneys are denominated.

     (e) Party B agrees that, without affecting its rights under Section 16, to the extent that the Support Provider pays the Payable Moneys, and thereby avoids or remedies a default by Party A, Party B shall not be entitled to designate an Early Termination Date in respect of that default by Party A, and such a payment by the Support Provider shall be deemed to be an "actual payment" as referred to in line 6 of
          Section 2(e) of this Agreement.

     (f) The provisions of this Section 15 shall constitute irrevocable obligations of the Support Provider until a notice of revocation is served by the Support Provider on Party B, but such a notice cannot and shall not be served without the prior written consent of Party A, Party B and the Global Trust Manager in consultation with the Current Rating Agencies.

16   SUPPORT PROVIDER TRANSACTIONS

     (a) If a Credit Event has occurred in respect of Party A then the Support Provider may give a Substitution Notice to Party B and to the Global Trust Manager specifying a Transaction which shall be substituted under this Section 16 (a "REPLACED TRANSACTION").

     (b) If the Support Provider gives a Substitution Notice under Section 16(a), then either:

          (i)  a Substitute Transaction shall become effective; or

          (ii) both:

               (A) Party B, the Support Provider and the Global Trust Manager must enter into an Equivalent Transaction with a counterparty which has a Prescribed Joint Rating and which is procured by the Support Provider and the Note Trustee (the "NEW CURRENCY SWAP PROVIDER"); and

               (B) an Equivalent-Other Transaction shall become effective. The New Currency Swap Provider, Party B, the Support Provider and the Global Trust Manager must execute a Confirmation setting out the terms of the Equivalent-Other Transaction, provided that in each case the Current Rating Agencies confirm that the relevant actions will not cause a reduction or withdrawal of the rating of the Class A Notes.

          For the avoidance of doubt, if the Substitution Notice specifies that either the Transaction under paragraph (b)(i) or the Transactions under paragraphs (b)(ii)(A) and (B) shall become effective as alternatives, and if a counterparty with a Prescribed Joint Rating is not procured by the Support Provider and the Note Trustee under paragraph (b)(ii)(A), the Substitute Transaction must become effective in accordance with paragraph (b)(i).

     (c) On the date on which the Substitute Transaction or an Equivalent Transaction and an Equivalent-Other Transaction become effective in accordance with a Substitution Notice under either paragraph (b)(i) or
          (b)(ii):

          (i)  the Replaced Transaction shall terminate; and

          (ii) the Other Transaction shall terminate.

     (d) Subject to (e), no Settlement Amount, Unpaid Amounts or other amount under Section 6 or Section 11 shall be payable by, or to, Party B (as the case may be) upon the termination of these transactions.

     (e) The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Support Provider (in the case of the Substitute Transaction) or to the New Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under
          Section 6(e)(i)(3) if:

          (i) the Replaced Transaction had been terminated (and it was the only Terminated Transaction);

          (ii)  Party A was the Defaulting Party;

          (ii)  an Early Termination Date had occurred on the Effective Date;
                and

          (iii) this Section 16 had not applied in respect of the Replaced Transaction.

               Any such amount shall be payable by Party A to, as the case may be, either the Support Provider in accordance with the terms agreed between them (in the case of the Substitute Transaction), or the New Currency Swap Provider in accordance with the terms agreed between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

     (f)  DEFINITIONS. For the purposes of Section 16:

          "CREDIT EVENT" means, in relation to Party A, the occurrence at any time of any of the following events with respect to Party A:

          (i) failure by Party A to make, when due, any payment under the Replaced Transaction required to be made by it if such failure is not remedied on or before the tenth Business Day after notice of such failure is given to Party A;

          (ii) the occurrence with respect to Party A (and not Party A's Credit Support Provider) of an event specified in Section 5(a)(vii)(1) to (9) inclusive;

          (iii) the occurrence with respect to Party A (and not Party A's Credit Support Provider) of an event specified in Section 5(a)(viii);

          (iv)   the occurrence with respect to Party A of an event specified in
                 Section 5(b)(i)(1);

          (v) on any day on which a failure by Party A under paragraph (i) is subsisting:

               (A) the Market Value of a floating rate Reference Obligation is below the Initial Price of such by more than the Price Decline Requirement;

               (B) the sum of the Market Value of a fixed rate Reference Obligation and the Interest Rate Adjustment Amount of such is below the Initial Price of such by more than the Price Decline Requirement; or

               (C) Party A fails to transfer collateral in accordance with this Agreement if such failure is not remedied on or before the second local Business Day after notice of such failure is given to Party A.

                    For the purposes of this paragraph (v), "Market Value", "Reference Obligation", "Initial Price", "Price Decline Requirement" and "Interest Rate Adjustment Amount" shall have the meanings given in the Confirmation for the Replaced Transaction; or

          (vi) the occurrence of:

               (A) a default, event of default or other similar condition or event (however described) in respect of Party A under an agreement or instrument relating to Specified Indebtedness of Party A in an aggregate amount of not less than the applicable Threshold Amount which has resulted in the Specified Indebtedness becoming due and payable under such agreement or instrument before it would otherwise have been due and payable; or

               (B) a default by Party A in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under an agreement or instrument relating to Specified Indebtedness of Party A (after giving effect to any applicable notice requirement or grace period).

                    For the purposes of this paragraph (vi), "Specified Indebtedness" and "Threshold Amount" shall have the meanings given in the Confirmation for the Replaced Transaction.

          "EQUIVALENT TRANSACTION" means a Transaction governed by a new agreement on the same material terms as this Agreement and on the same material economic terms as the Replaced Transaction, and with the same "Trade Date" as the Replaced Transaction, except that:

          (i)    the New Currency Swap Provider is designated as "Party A";

          (ii) the Support Provider is designated as the new "Support Provider" in relation to Party A;

          (iii) the "Effective Date" is the same date as that specified in the Substitution Notice as the Effective Date for the Equivalent-Other Transaction; and

          (iv) no "Party A Initial Exchange Amount" or "Party B Initial Exchange Amount" are payable under the Transaction.

          "EQUIVALENT-OTHER TRANSACTION" means a Transaction governed by the Other Agreement and on the same material economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

          (i)    the Support Provider is designated as the new "Party A";

          (ii) the New Currency Swap Provider is designated as the new "Support Provider" in relation to Party A;

          (iii) the "Effective Date" is as specified in the relevant Substitution Notice; and

          (iv) no "Party A Initial Exchange Amount" or "Party B Initial Exchange Amount" are payable under the Transaction.

          "NEW CURRENCY SWAP PROVIDER" has the meaning given in Section 16
          (b)(ii)(A).

          "OTHER AGREEMENT" means the ISDA Master Agreement and Schedule substantially on the same material terms as this Agreement between the Support Provider, Party B, the Global Trust Manager and Party A.

          "OTHER TRANSACTION" means the Transaction governed by the Other Agreement and on the same economic terms as the Replaced Transaction, with the same Trade Date as the Replaced Transaction, and as specified as such in the relevant Substitution Notice.

          "REPLACED TRANSACTION" means the Transaction governed by this Agreement, and specified as such in the relevant Substitution Notice, as referred to in Section 16(a);

          "SUBSTITUTE TRANSACTION" means a Transaction governed by the Other Agreement, and on the same economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

          (i)    no party is designated as a "Support Provider";

          (ii) the "Effective Date" is as specified in the relevant Substitution Notice;

          (iii) the "Calculation Amounts" applicable to the Floating Amounts payable by the respective parties under the Transaction are the same as the "Calculation Amounts" applicable to the Floating Amounts payable by the respective parties under the Replaced Transaction except that the references to "50%" are substituted by references to "100%";

          (iv) no "Party A Initial Exchange Amount" or "Party B Initial Exchange Amount" are payable under the Transaction; and

          (v)   Sections 15 and 16 do not apply.

          "SUBSTITUTION NOTICE" means an irrevocable notice in writing from the Support Provider to Party B and the Global Trust Manager, which may be delivered between 9.00 am and 4.00 pm in Sydney on a Business Day in accordance with section 12, and which:

          (i)   describes the occurrence of a Credit Event;

          (ii) specifies the "Effective Date" for an Equivalent-Other Transaction or for a Substitute Transaction (or for either Transactions under Section 16(b)(i) or 16(b)(ii), as alternatives) and, if an Equivalent-Other Transaction is specified, the proposed New Currency Swap Provider and the terms of the Equivalent Transaction (by attaching a proposed Confirmation for the Equivalent Transaction); and

          (iii) confirms that the Termination Date for the Replaced Transaction and the Other Transaction shall be the Effective Date for the Transactions in either Section 16(b)(i), or 16(b)(ii)(A) and
                (B), as the case may be.

     (f) Section 16 and any related provision in a Confirmation (the "Substitution Provisions") shall not amend, or effect the operation of, any other provision in this Agreement, except to the extent, if any, expressly provided by the Substitution Provisions."

(68  PAYMENT OF A$ AMOUNTS BY PARTY B

     Party A acknowledges that:

     (a) it assumes the risk that any Government Agency of an Australian jurisdiction may impose exchange controls, restrictions or prohibitions making it unlawful or requiring that consent be obtained (for any reason) in order for Party B to make payments under this Agreement to Party A in A$ outside Australia or to an account situated outside Australia; and

     (b) if and for so long as any Government Agency of an Australian jurisdiction does impose any controls, restrictions or prohibitions referred to in paragraph (a), then to the extent that Party B makes payments to Party A in A$ in Australia or to an account held by or on behalf of Party A in Australia:

          (i) Party B's obligation to make those payments to Party A will be taken to be satisfied; and

          (ii) Party A's obligations will be unaffected.

(9)  FACSIMILE TRANSMISSION: In Section 12:

     (a)  Replace Section 12(a)(iii) with:

          "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

     (b) Insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

          "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(10) DEFINITIONS

     In this Agreement, unless the contrary intention appears:

     (a) DEFINITIONS SCHEDULE AND SUPPLEMENTAL DEED: unless defined in this Agreement words and phrases defined in the Definitions Schedule and the Supplemental Deed have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Definitions Schedule or the Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Definitions
          Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Definitions Schedule in relation to a Trust (as defined in the Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

     (b) INTERPRETATION: references to time are references to Melbourne time, unless stated otherwise;

     (c)  TRUSTEE CAPACITY:

          (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

          (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation toParty B in the capacity referred to in paragraph (i) only;

     (d)  DEFINITIONS: in Section 14:

          (i) replace the definitions of "AFFECTED TRANSACTIONS" and "LOCAL BUSINESS DAY" with the following:

               ""AFFECTED TRANSACTIONS" means, with respect to a Termination Event, all Transactions."

               "LOCAL BUSINESS DAY" has the same meaning as "BUSINESS DAY"."

          (ii) insert the following new definitions:

               "DEFINITIONS SCHEDULE" means the deed entitled "HomeSide Mortgage Securities Trusts Definitions Schedule" dated on or about the date of this Agreement between the parties listed in schedule 1 to that deed.

               "PRESCRIBED RATING" means a credit rating of A-1+ (short term) by S&P, P-1 (short term) and A2 (long term) by Moody's and AA- (long term) by Fitch.

               "PRESCRIBED JOINT RATING" means, in respect of a person, a sufficient credit rating so that the jointly supported credit rating that can be assigned to senior debt jointly supported by the person and the Support Provider:

               (a) by S&P is A-1+ (short term);

               (b) Moody's is at least P-1 (short term) and A2 (long term); and

               (c) Fitch, is at least AA- (long term),

               in accordance with S&P, Moody's and Fitch's respective approaches to jointly supported obligations.

               "SUPPLEMENTAL DEED" means the HomeSide Mortgage Securities Trust 2001-1 Supplemental Deed dated on or about the date of this Agreement between Party A, the Global Trust Manager, Party B and certain other parties.

               "TRUST" means the HomeSide Mortgage Securities Trust 2001-1 constituted by the Master Trust Deed and a Notice of Creation of Trust.

     (e) ISDA DEFINITIONS: The 1991 ISDA Definitions (as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) (each as published by the International Swaps and Derivatives Association, Inc) (the "1991 ISDA DEFINITIONS") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

     (f) INCONSISTENCY: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

          (i)   any Confirmation;

          (ii)  this Agreement;

          (iii) the Supplemental Deed;

          (iv)  the Definitions Schedule; and

          (v)   the 1991 ISDA Definitions.

     (g)  SWAP TRANSACTION: Any reference to a:

          (i) "SWAP TRANSACTION" in the 1991 ISDA Definitions is deemed to be a reference to a "TRANSACTION" for the purpose of interpreting this Agreement or any Confirmation; and

          (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "SWAP TRANSACTION" for the purpose of interpreting the 1991 ISDA Definitions.

     (h)  INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
          PROVISIONS: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision( as the case mey be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

     (i) CLAUSE 14 OF SUPPLEMENTAL DEED: Party B agrees that it will not consent to an amendment of Clause 14 of the Supplemental Deed without the prior consent of Party A.

(11) LIMITATION OF LIABILITY: Insert the following Section 17, after Section 16:

     "17. PARTY B'S LIMITATION OF LIABILITY

          Clause 2 of the Definitions Schedule is deemed to be included in full in this Agreement with any consequential changes necessary to give effect to that clause.

(12) SEND INFORMATION: Insert the following new Section 18 after Section 17:

     "18 SEND INFORMATION

          On each Determination Date the Global Trust Manager will send to each Current Rating Agency such information in the possession of the Global Trust Manager as each Current Rating Agency reasonably requires in relation to the Currency Swap, and any other matters in connection with this Agreement."

(13) FURTHER ASSURANCES: Each party will, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) DERIVATIVE CONTRACT: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Derivative Contract.

(15) PROCEDURES FOR ENTERING INTO TRANSACTIONS

     (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Global Trust Manager and the Support Provider a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B, the Global Trust Manager and the Support Provider), and Party B, the Global Trust Manager and the Support Provider must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation.

     (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(16) AUTHORISED PERSON: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Person of that party.

(17) RECORDED CONVERSATIONS: Each party:

     (a) consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

     (b) will provide transcripts of such recordings (if any) upon reasonable request by another party (at the reasonable cost of the party requesting);

     (c) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them; and

     (d) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(18) KNOWLEDGE OR AWARENESS: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) AMENDMENTS TO THIS AGREEMENT: The Global Trust Manager must give 10 Business Days' notice in writing to each Current Rating Agency of any amendments to this Agreement.

(20) GLOBAL TRUST MANAGER'S UNDERTAKING: The Global Trust Manager, Party A and Party B undertake to comply with their respective obligations under the Supplemental Deed and the other Transaction Documents for the Trust. For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Global Trust Manager or Party A to comply with this undertaking will not give rise to an Event of Default under this Agreement.

(21) APPOINTMENT OF GLOBAL TRUST MANAGER: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Global Trust Manager as Global Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed.

     Notwithstanding any other provision of this Agreement, the Global Trust Manager is not liable:

     (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine; or

     (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order; or

     (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made; or

     (iv) if a person fails to carry out an agreement with the Global Trust Manager in connection with the Trust; or

     (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Global Trust Manager's own gross negligence, fraud or wilful default.

     Other than as expressly provided for in this Agreement, the Global Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

(22) APPOINTMENT OF ATTORNEY BY PARTY B. Party B hereby exclusively appoints the Global Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Global Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A, under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Global Trust Manager's authority to act on behalf of Party B in accordance with this Part 5(20) of the Schedule.

(23) DEDUCTION OR WITHHOLDING FOR TAX. Section 2 of this Agreement is amended as follows:

     (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

                   "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

     (ii)  Section 2(d)(i)(4) is deleted in its entirety.

(24) EVENTS OF DEFAULT AND TERMINATION EVENTS.

     (i) The following provisions of Section 5 will not apply to either Party A or Party B:

          Section 5(a)(ii)
          Section 5(a)(iii)
          Section 5(a)(iv)
          Section 5(a)(v)
          Section 5(a)(vi)
          Section 5(b)(iii)
          Section 5(b)(iv)

(25) TRANSFER. A new paragraph (c) is added to Section 7 as follows:

          "a party may make such a transfer under, or in accordance with, this Agreement or the Master Security Trust Deed."

     and replace the "." at the end of Section 7(b) with "; and".

(26) RATING DOWNGRADE

     (i) MOODY'S AND FITCH: If, during the term of any Class A Notes rated Aaa/AAA (Moody's/Fitch) issued by Party B:

          (A) there is a Support Provider providing credit support obligations and the highest possible jointly supported credit rating that can be assigned to senior debt jointly supported by Party A and the Support Provider by Moody's or Fitch in accordance with Moody's and Fitch's respective approaches to jointly supported obligations is lower than the relevant Prescribed Joint Rating; or

          (B) there is no Support Provider providing any credit support obligations and the credit rating assigned to Party A's senior debt is lower than the relevant Prescribed Rating ,

          and such downgrade would except for this clause adversely affect the rating of the Class A Notes, then Party A must on request by the Global Trust Manager lodge sufficient cash or other collateral (if any) as may be necessary to maintain the credit rating of those Class A Notes at the rating that was applicable to those Class A Notes immediately prior to the downgrade.

          This collateral must be lodged with an Eligible Bank and any interest earned on it is payable to Party A. If Party A is an eligible entity as at the date of lodgement, the collateral must be lodged with Party A (in an account in the name of Party B) and remain with Party A for so long as it continues to be an eligible entity.

          If collateral is lodged under this paragraph the parties must execute an amending agreement incorporating into this Agreement the 1995 ISDA Credit Support Annex (Bilateral Form - Transfer), and until executed the 1995 ISDA Credit Support Annex will be taken to supplement and form part of this Agreement, and any collateral lodged under this paragraph is subject to its terms, as if the Credit Support Annex were incorporated into this Agreement (but without any Paragraph

          11 other than as necessary to give effect to the obligations described in this Part 5(24)(i)) prior to the lodgement of any such collateral.

     (ii) S&P: If, during the term of any Class A Notes rated AAA (S&P) issued by Party B:

          (A) there is a Support Provider providing credit support obligations and the highest possible jointly supported credit rating that can be assigned to senior debt jointly supported by Party A and the Support Provider by S&P in accordance with S&P's approach to jointly supported obligations is lower than the relevant Prescribed Joint Rating; or

          (B) there is no Support Provider providing any credit support obligations and the credit rating assigned to Party A's senior debt is lower than relevant the Prescribed Rating,

          and such downgrade would except for this clause adversely affect the rating of the Class A Notes, then Party A must on request by the Global Trust Manager either (at the Global Trust Manager's option):

          (C) lodge sufficient cash or other collateral (if any) as may be necessary to maintain the credit rating of those Class A Notes at the rating that was applicable to those Class A Notes immediately prior to the downgrade.

               This collateral must be lodged with an Eligible Bank and any interest earned on it is payable to Party A. Party A will pay any costs associated with lodgement of the collateral.

               If collateral is lodged under this paragraph the parties must execute an amending agreement incorporating into this Agreement the 1995 ISDA Credit Support Annex (Bilateral Form - Transfer), and until executed the 1995 ISDA Credit Support Annex will be taken to supplement and form part of this Agreement, and any collateral lodged under this paragraph is subject to its terms, as if the Credit Support Annex were incorporated into this Agreement (but without any Paragraph 11 other than as necessary to give effect to the obligations described in this
               Part 5(24)(ii)(A)) prior to the lodgement of any such collateral; or

          (D) arrange, at Party A's cost, for a standby guarantee of Party A's obligations under this Agreement to be provided by a third party acceptable to the Global Trust Manager and with a sufficient long term credit rating by S&P as will, under S&P's "joint probabilistic approach", maintain the credit rating of those Class A Notes by S&P at the rating that was applicable to those Class A Notes immediately prior to the downgrade.

     (iii) For valuable consideration which is hereby acknowledged by the Support Provider as having been received, the Support Provider hereby unconditionally guarantees the obligations of Party A to lodge collateral under this paragraph. The Support Provider will lodge any such collateral on the terms agreed between it and Party B.

(26) CURRENCY SWAP TRANSACTION. The parties acknowledge that, unless they otherwise agree, the only Transactions which are to be governed by this Master Agreement are:

     (a) the currency swap which is confirmed by a Confrimation substantially in the form of Annexure 1; and

     (b) any Transaction entered into in accordance with Section 16 of this Agreement or Section 16 of the "Other Agreement" (as defined in
          Section 16 of this Agreement).

                                   ANNEXURE 1

                     FORM OF CONFIRMATION FOR CURRENCY SWAP
             - HOMESIDE MORTGAGE SECURITIES TRUST 2001-1 ("TRUST")

                               [PARTY A LETTERHEAD]

[DATE]

TO:  Perpetual Trustee Company Limited        HomeSide Global MBS Manager, Inc.
     Level 3, 39 Hunter Street                7301 Baymeadows Way
     SYDNEY  NSW  2000                        Jacksonville, Florida
     AUSTRALIA                                UNITED STATES OF AMERICA[#]

     ATTENTION:  Manager, Securitisation      ATTENTION:  Robert Jacobs



SWAP CONFIRMATION - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("AGREEMENT"), between [ ] (ABN [ ]) ("PARTY A"), [ ] (ABN [ ]) ("SUPPORT PROVIDER"), Perpetual Trustee Company Limited, (ABN 42 000 001 007) as trustee of the Trust ("PARTY B") and HomeSide Global MBS Manager, Inc. ("GLOBAL TRUST MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                                [                         ]

TRADE DATE:                                   [                         ]

EFFECTIVE DATE:                               [                         ]

TERMINATION DATE:                             Means the earlier of:

                                              (a)      the date that all the
                                                       Class A Notes have been
                                                       redeemed in full;

                                              (b)      the Termination Date for
                                                       the Trust; and

                                              (c)      specify final maturity
                                                       date of Class A Notes,

                                              subject to the Modified Following
                                              Business Day Convention.


 US$ FLOATING AMOUNTS PAYABLE BY PARTY A:
 US$ Floating Rate Payer:                     Party A

 US$ Floating Rate Payer Currency Amount:     On each Payment Date 50% of the
                                              aggregate Invested Amount of the
                                              Class A Notes as at that Payment
                                              Date (after taking into account
                                              any reductions in the Invested
                                              Amount of the Class A Notes on
                                              that day).

 US$ Floating Rate Payer Payment Dates:       Each Payment Date

 Floating Rate Option:                        USD - LIBOR - BBA (as defined in
                                              the Class A Note Conditions)

 Spread:                                      For each US$ Floating Rate Payer
                                              Payment Date before and including
                                              the Payment Date in April 2008:
                                              plus [     ]

                                              For each US$ Floating Rate Payer
                                              Payment Date after the Payment
                                              Date in April 2008: plus [     ]

 Floating Rate Day Count Fraction:            Actual/360

 Reset Dates:                                 The first day of each Interest
                                              Period.

 A$ FLOATING AMOUNTS PAYABLE BY PARTY B:

 A$ Floating Rate Payer:                      Party B

 A$ Floating Rate Payer Currency Amount:      On each Payment Date 50% of the
                                              A$ Equivalent of the aggregate
                                              Invested Amount of the Class A
                                              Notes as at that Payment Date
                                              (after taking into account any
                                              reductions in the Invested Amount
                                              of the Class A Notes on that day).

 A$ Floating Rate Payer Payment Dates:        Each Payment Date

 Floating Rate Option:                        Bank Bill Rate (as defined in the
                                              Supplemental Deed)

 Spread:                                      For each A$ Floating Rate Payer
                                              Payment Date before and including
                                              the Payment Date in April 2008:
                                              plus [     ]

                                              For each A$ Floating Rate Payer
                                              Payment Date after the Payment
                                              Date in April 2008: plus [      ]

 Floating Rate Day Count Fraction:            Actual/365 (Fixed)




 Reset Dates:                                 The first day of each Interest
                                              Period.
 EXCHANGES

 INITIAL EXCHANGE:

 Initial Exchange Date:                       Effective Date

 Party A Initial Exchange Amount:             The A$ Equivalent of the Party B
                                              Initial Exchange Amount, being
                                              A$[        ].

 Party B Initial Exchange Amount:             50% of the aggregate Initial Invested
                                              Amount of the Class A Notes on the
                                              Issue Date, being US$[500,000,000].

                                              Notwithstanding Section 2(a)(ii) of
                                              the Agreement, Party A must pay the
                                              Party A Initial Exchange Amount to
                                              Party B by 4.00pm (Melbourne time)
                                              on the Initial Exchange Date and
                                              Party B must pay Party A the Party B
                                              Initial Exchange Amount by 4.00pm
                                              (New York time) on the Initial
                                              Exchange Date.

 INSTALMENT EXCHANGE:

 Instalment Exchange Date:                    Each Payment Date (other than the
                                              Final Exchange Date)

 Party A Instalment Exchange Amount:          In respect of an Instalment Exchange
                                              Date means the US$ Equivalent of the
                                              Party B Instalment Exchange Amount
                                              in relation to that Instalment
                                              Exchange Date.

 Party B Instalment Exchange Amount:          In respect of an Instalment Exchange
                                              Date means 50% of the A$ Class A
                                              Principal in relation to that
                                              Instalment Exchange Date.

 FINAL EXCHANGE:

 Final Exchange Date:                         Termination Date.

 Party A Final Exchange Amount:               50% of the aggregate Stated Amount
                                              of the Class A Notes on the Final
                                              Exchange Date (as specified in a
                                              notice issued by Party B or the
                                              Global Trust Manager to Party A
                                              which shall be prima facie evidence
                                              of the amount).

 Party B Final Exchange Amount:               The A$ Equivalent of 50% of the
                                              aggregate of the Stated Amount of
                                              the Class A Notes on the Final
                                              Exchange Date (as specified in a
                                              notice issued by Party B or the
                                              Global Trust Manager to Party A
                                              which shall be prima facie evidence
                                              of the amount).


 EXCHANGE RATES:


 For the purpose of the definitions of "A$ EQUIVALENT" and "US$ EQUIVALENT":
 US$ Exchange Rate:                           [                     ]

 A$ Exchange Rate:                            [                     ]

 BUSINESS DAY:                                New York, Melbourne and Sydney

 BUSINESS DAY CONVENTION:                     Modified Following

 CALCULATION AGENT:                           Party A

 ACCOUNT DETAILS INSTRUCTION:

 Account for payments to Party A:             [Please advise]

 Account for payments to Party B:             [Please advise]




SUPPORT PROVIDER PROVISIONS

This Transaction shall be capable of being specified as a Replaced Transaction in accordance with Section 16 of the Agreement. Those provisions shall apply as further specified below.

"CALCULATION AGENT" means the Support Provider or such other party designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error.

"INITIAL PRICE" means the Initial Price specified in respect to any Reference Obligation.

"INITIAL SPREAD" means the Initial Spread specified in respect of the Reference Obligation.

"INTEREST RATE ADJUSTMENT AMOUNT" means, with respect to the Reference Obligation, the difference between (i) the Mark to Market Value and (ii) 100% minus the Initial Price.

"MARK TO MARKET RATE" means the Mark to Market Rate specified in respect of the Reference Obligation.

"MARK TO MARKET VALUE" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof) of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("PARTY X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to US$100,000,000 and under which Party X (i) receives the Mark to Market Rate plus the Initial Spread and (ii) pays a fixed interest amount equal in amount and timing to the coupons on the Reference Obligation (except a notional amount of US$100,000,000 shall be applied). If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

"MARKET VALUE" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from dealers, the Calculation Agent will request each dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion.

"PRICE DECLINE REQUIREMENT" means the product of [1.5]% [and the modified duration] of the Reference Obligation at the time of calculation.

"QUOTATION AMOUNT" means the Quotation Amount specified in respect of the Reference Obligation.

"QUOTATION METHOD" means that only the arithmetic mean of the bid and offer quotations provided by dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value.

"REFERENCE OBLIGATION" means the obligation(s) as follows:

Issuer/Borrower:           [                ]
Maturity:                  [                ]
Coupon:                    [                ]
CUSIP/ISIN                 [                ]
Original Issue Amount      [                ]
Initial Price:             [                ]
Initial Spread:            [                ]
Mark to Market Rate:       [                ]
Quotation Amount:          [                ]

CHANGES WITH RESPECT TO ANY REFERENCE OBLIGATION. In the event that the aggregate outstanding principal amount of any Reference Obligation has, in the opinion of the Calculation Agent, been materially reduced by redemption or otherwise (other than due to any regularly scheduled amortisation or prepayments), then the Calculation Agent, after consultation with the parties, shall identify a substitute obligation which ranks equal in priority of payment with such Reference Obligation and is issued or guaranteed (as to both principal and interest) by the same issuer and/or guarantor to replace the Reference Obligation. Upon notice to the parties of a substitute obligation having been identified by the Calculation Agent, such substitute obligation shall without further action replace the Reference Obligation.

"SPECIFIED INDEBTEDNESS" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

"THRESHOLD AMOUNT" means US$[AT LEAST 10 MILLION].

"VALUATION DAY" means the day in respect of which Market Value is required to be calculated.

"VALUATION TIME" means 10.00am (New York time).

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.


Yours sincerely

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY           [SIGNED for and on behalf of NATIONAL AUSTRALIA
LIMITED (ABN 42 000 001 007) as trustee of the                  BANK LIMITED (ABN 12 004 044 937)]
HomeSide Mortgage Securities Trust 2001-1

By: _______________________________                             By: _______________________________

      (Authorised Person)                                             (Authorised Person)

Name: _____________________________                             Name: _____________________________

Title: ____________________________                             Title: ____________________________




SIGNED for and on behalf of HOMESIDE GLOBAL MBS                 SIGNED for and on behalf of DEUTSCHE BANK AG, NEW
MANAGER, INC.                                                            YORK BRANCH.


By: _______________________________                             By: _______________________________

      (Authorised Person)                                             (Authorised Person)

Name: _____________________________                             Name: _____________________________




Title: ____________________________                             Title: ____________________________



SIGNED for and on behalf of HOMESIDE GLOBAL MBS
MANAGER, INC.


By: _______________________________

(Authorised Officer)

Name: _____________________________

Title: ____________________________


SIGNED by                                            )
as attorney for NATIONAL AUSTRALIA BANK LIMITED      )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ...............................................      )
Signature of witness                                 )
                                                     )
 ...............................................      )
Name of witness (block letters)                      )
                                                     )
 ...............................................      )         ...............................................
Address of witness                                   )         By executing this agreement the attorney states
                                                     )         that the attorney has received no notice of
 ...............................................      )         revocation of the power of attorney
Occupation of witness                                )







SIGNED by                                            )
as attorney for PERPETUAL TRUSTEE COMPANY LIMITED    )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ...............................................      )
Signature of witness                                 )
                                                     )
 ...............................................      )
Name of witness (block letters)                      )
                                                     )
 ...............................................      )         ...............................................
Address of witness                                   )         By executing this agreement the attorney states
                                                     )         that the attorney has received no notice of
 ...............................................      )         revocation of the power of attorney
Occupation of witness                                )



SIGNED by                                            )
as attorney for HOMESIDE GLOBAL MBS MANAGER, INC.    )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ...............................................      )
Signature of witness                                 )
                                                     )
 ...............................................      )
Name of witness (block letters)                      )
                                                     )
 ...............................................      )         ...............................................
Address of witness                                   )         By executing this agreement the attorney states
                                                     )         that the attorney has received no notice of
 ...............................................      )         revocation of the power of attorney
Occupation of witness                                )


SIGNED by                                            )
as attorney for DEUTSCHE BANK AG NEW YORK BRANCH     )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
 ...............................................      )
Signature of witness                                 )
                                                     )
 ...............................................      )
Name of witness (block letters)                      )
                                                     )
 ...............................................      )         ...............................................
Address of witness                                   )         By executing this agreement the attorney states
                                                     )         that the attorney has received no notice of
 ...............................................      )         revocation of the power of attorney
Occupation of witness                                )
